Concentration of credit risk	12 Months Ended
Mar. 31, 2013
Risks And Uncertainties [Abstract]
Concentration of credit risk
19.	Concentration of credit risk

Concentrations of credit risk exist when changes in economic or geographic factors affect groups of counter parties whose aggregate credit exposure is material in relation to the Company’s total credit exposure.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash equivalents and accounts receivable.

The Company maintains the majority of its cash in Indian Rupees with reputed banks in India with high quality credit rating.

The Company performs ongoing evaluations to determine customer credit limit, but no collateral is required. In 2012 and 2013, approximately 88% and 85% of our accounts receivable were derived from revenues earned from customers located in India. The majority of the customers outside India are located in the United States.